NUVEEN STRATEGY BALANCED ALLOCATION FUND

NUVEEN STRATEGY CONSERVATIVE ALLOCATION FUND

SUPPLEMENT DATED AUGUST 27, 2014

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED DECEMBER 31, 2013

The third investment restriction listed in the third paragraph of the section “Investment Restrictions—Nuveen Strategy Balanced Allocation Fund and Nuveen Strategy Conservative Allocation Fund” is deleted in its entirety and replaced with the following:

(3) Will not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments; but this restriction shall not prohibit a Fund from investing in options on commodity indices, commodity futures contracts and options thereon, commodity-related swap agreements, other commodity-related derivative instruments, and investment companies that provide exposure to commodities.

PLEASE KEEP THIS WITH YOUR

FUND’S STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

MGN-SBCASAI-0814P